SCHEDULE 14A
                               (RULE 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION

           INFORMATION STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement    [ ] Confidential, For Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material under Rule 14a-12


                           QUADRAMED CORPORATION
                (Name of Registrant as Specified In Charter)
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transactions applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing party:

       (4)  Date filed:





                              QUADRAMED LOGO

               NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS
                            AND PROXY STATEMENT

                               April 29, 2002

QuadraMed Corporation's 2002 Annual Meeting of Stockholders will be held at 9:00 AM on Monday, April 29, 2002, at QuadraMed's offices located at 12110 Sunset Hills Road, Reston, Virginia 20190.

At the meeting, we will ask stockholders to:

1.   Elect two (2) Class III directors for terms expiring in 2005;

2. Approve the adoption of the 2002 Employee Stock Purchase Plan and the reservation of 333,450 shares of QuadraMed common stock for issuance under the Plan; and

3. Ratify the appointment of PricewaterhouseCoopers LLP as independent public accountants for the fiscal year ending December 31, 2002.

We plan a brief business meeting focused on these items and we will attend to any other proper business that may arise. The Board of Directors recommends that you vote in favor of Proposals 1, 2, and 3. These proposals are further described in the proxy statement.

Also enclosed is QuadraMed's 2002 Annual Report to Stockholders. At the meeting, there will be a brief presentation on QuadraMed's operations, and we will offer time for your comments and questions. Only QuadraMed stockholders of record at the close of business on March 18, 2002, are entitled to notice of and to vote at the meeting and any adjournment of it. A quorum is a majority of outstanding shares. For ten (10) days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at QuadraMed's offices located at 12110 Sunset Hills Road, Reston, Virginia 20190.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2002 ANNUAL MEETING.

Very truly yours,

/s/ Lawrence P. English
Lawrence P. English
Chairman of the Board

By Order of the Board of Directors:

/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President and Corporate Secretary





-------------------------------------------------------------------------------

                           TABLE OF CONTENTS                               Page
-------------------------------------------------------------------------------
GENERAL INFORMATION ABOUT QUADRAMED'S ANNUAL MEETING

          Location........................................................    1
          Who is Entitled to Vote.........................................    1
          Solicitation of Proxies.........................................    1
          Meeting Business................................................    1
          Proposals for Stockholder Vote and Approval Requirements........    3
          Voting and Proxy Procedure......................................    4

PROPOSAL ONE -- ELECTION OF DIRECTORS
          General.........................................................    6
          Business Experience of Nominees.................................    6
          Business Experience of Continuing Directors.....................    7
          The Board and Its Committees....................................   10
          Compensation Committee Interlocks
            and Insider Participation.....................................   11
          Director Compensation...........................................   11

EXECUTIVE OFFICERS........................................................   13

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS....................   12

EXECUTIVE COMPENSATION AND RELATED INFORMATION
          Executive Compensation..........................................   14
          Stock Option Grants.............................................   16
          Stock Option Exercises..........................................   17
          Employment Agreements and Termination
            and Change in Control Provision...............................   17
          Supplemental Executive Retirement Plan..........................   20
          Compensation Committee Report on Executive Compensation.........   21

OTHER INFORMATION
          Performance Graph...............................................   23
          Certain Relationships and Related Transactions..................   23
          Largest Security Holders........................................   24
          Equity Compensation Plan Information............................   24
          Audit Committee Report..........................................   25
          Beneficial Ownership Reporting Compliance.......................   25

PROPOSAL TWO
          Approval of QuadraMed Corporation 2002 Employee
            Stock Purchase Plan...........................................   26
          Summary of the Plan.............................................   26
          Plan's Effect on Director and Officer Compensation..............   28

PROPOSAL THREE
          Ratification of Appointment of Independent Accountants..........   28
          Changes in Independent Accountants..............................   29
          Fees of Independent Accountants.................................   30

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING.............................   30

EXHIBIT ONE

          QuadraMed Corporation 2002 Employee Stock Purchase Plan.......  32-44

DIRECTIONS TO THE QUADRAMED ANNUAL MEETING...............................    45

-------------------------------------------------------------------------------


                            PROXY STATEMENT FOR

                   2002 ANNUAL MEETING OF STOCKHOLDERS OF

                    QUADRAMED CORPORATION TO BE HELD ON

                               APRIL 29, 2002



            GENERAL INFORMATION ABOUT QUADRAMED'S ANNUAL MEETING


WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting will be held on Monday, April 29, 2002, at 9:00h AM at QuadraMed's offices located at 12110 Sunset Hills Road, Reston, Virginia 20190. Directions to the meeting are at the back of the Proxy Statement.


WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Anyone who owns QuadraMed common stock as of the close of business on March 18, 2002 is entitled to one vote per share owned. There were 27,110,677 shares outstanding on that date.


WHO IS SOLICITING MY PROXY TO VOTE MY SHARES AND WHEN?

QuadraMed's Board of Directors is soliciting your "proxy," or your authorization for our representatives to vote your shares. Your proxy will be effective for the April 29, 2002, meeting and at any adjournment or continuation of that meeting.


WHO IS PAYING FOR AND WHAT IS THE COST OF SOLICITING PROXIES?

QuadraMed is bearing the entire cost of soliciting proxies. Proxies will be solicited principally through the mail, but may also be solicited personally or by telephone, telegraph, or special letter by QuadraMed's directors, officers, and regular employees for no additional compensation. To assist in the solicitation of proxies and the distribution and collection of proxy materials, QuadraMed has engaged Georgeson Shareholder Communications Inc., a proxy solicitation firm, for an estimated fee of $6,000. QuadraMed will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of common stock.


WHAT ARE THE REQUIREMENTS FOR BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING?

For business to be conducted at the annual meeting, a quorum of 13,555,339 shares of QuadraMed common stock (50% of the issued and outstanding shares entitled to vote) must be in attendance or represented by proxy.


WHERE DO I FIND THE RESULTS OF VOTING AT THE MEETING?

Preliminary voting results will be announced at the meeting. Final voting results will be published in QuadraMed's quarterly report on Form 10-Q for the second quarter of 2002. The report will be filed with the Securities and Exchange Commission in mid-August, and you may receive a copy by contacting QuadraMed Investor Relations at 800-473-7633, Ext. 2203, or the SEC at 800-SEC-0330 for the location of its nearest public reference room. You may also access a copy on the Internet at www.quadramed.com by clicking on "Investors" and "Financial Information" or through EDGAR, the SEC's electronic data system, at www.sec.gov.


          PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS

Management is presenting three (3) proposals for a stockholder vote. Delaware law and QuadraMed's bylaws govern the vote on each proposal.

PROPOSAL 1.  ELECTION OF DIRECTORS

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE TWO NOMINATED CLASS III DIRECTORS, LAWRENCE P. ENGLISH AND JOSEPH L. FESHBACH.

You may find information about these nominees, as well as information about other members of QuadraMed's Board, its committees, compensation for Directors, and other related matters beginning on Page 10.

You may vote in favor of all the nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Assuming a quorum, the two nominees receiving the highest number of votes will be elected. Stockholders may not cumulate their votes. Abstentions and broker non-votes will have no effect on the outcome of the vote.


PROPOSAL  2. APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

THE BOARD RECOMMENDS THAT YOU VOTE TO APPROVE THE ADOPTION OF THE 2002 EMPLOYEE STOCK PURCHASE PLAN AND THE RESERVATION OF 333,450 SHARES OF COMMON STOCK FOR ISSUANCE UNDER THE PLAN.

You may find information about QuadraMed's 2002 Employee Stock Purchase Plan beginning on Page 26.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the stockholders present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote. A majority vote is also required to approve the proposal for purposes of Section 423 of the Internal Revenue Code of 1986, as amended.


PROPOSAL 3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS.

THE BOARD RECOMMENDS THAT YOU VOTE TO RATIFY THE APPOINTMENT OF
PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

You may find information about QuadraMed's relationship with PricewaterhouseCoopers LLP beginning on Page 28.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the stockholders present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote.


              OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any other business to be presented for a vote of the stockholders at the 2002 annual meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

The chairman of the annual meeting may refuse to allow presentation of a proposal or nominee for the Board if the proposal or nominee was not properly submitted. The requirements for submitting proposals and nominations for this year's meeting were the same as those described on Page 30 for next year's meeting.


                         VOTING AND PROXY PROCEDURE

HOW DO I VOTE?

You may vote in either of two (2) ways:

     1. BY MAIL. Mark your voting instructions on, and sign and date, the proxy card and then return it in the postage-paid envelope provided. If you mail your proxy card, we must receive it before the polls close at the end of the meeting.

         If we receive your signed proxy card, but you do not give voting instructions, our representatives will vote your shares FOR Proposal 1, 2, and 3. If any other matters arise during the meeting that require a vote, the representatives will exercise their discretion.

     2. IN PERSON. Attend the annual meeting, or send a personal representative with an appropriate proxy, in order to vote.


HOW DO I REVOKE MY PROXY OR CHANGE MY VOTING INSTRUCTIONS?

You may revoke your proxy or change your voting instructions in three (3) different ways:

     1. WRITE TO QUADRAMED'S CORPORATE SECRETARY, MICHAEL H. LANZA, AT 22 PELICAN WAY, SAN RAFAEL, CALIFORNIA 94901.

         Your letter should contain the name in which your shares are registered, your control number, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Mr. Lanza must receive your letter before the annual meeting begins.

     2. SUBMIT A NEW PROXY CARD BEARING A LATER DATE THAN THE ONE YOU WISH TO REVOKE. We must receive your new proxy card before the annual meeting begins.

     3. ATTEND THE ANNUAL MEETING AND VOTE IN PERSON (OR BY PERSONAL REPRESENTATIVE WITH AN APPROPRIATE PROXY).


HOW WILL PROXIES BE VOTED IF I GIVE MY AUTHORIZATION?

If you properly execute your proxy on the accompanying form, return it to QuadraMed, and do not subsequently revoke your proxy, your shares will be voted at the 2002 annual meeting in accordance with your instructions. In the absence of instructions, our representatives will vote your shares "FOR" the election of each director nominee, "FOR" the approval of the Employee Stock Purchase Plan, and "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as QuadraMed's independent accountants. If other matters should properly come before the meeting, our representatives will vote on such matters in accordance with their best judgment.


HOW WILL VOTES BE COUNTED?

The inspector of elections appointed by the Board for the annual meeting will separately tabulate affirmative and negative votes, abstentions, and broker non-votes. Shares represented by proxies that reflect abstentions or "broker non-votes" will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. A "broker non-vote" results on a matter when a broker or other "street" or nominee record holder returns a duly executed proxy but does not vote on such matter solely because the record holder does not have discretionary authority to vote on such matter and has not received voting instruction from the beneficial holder. Such record holders have discretionary authority to vote on routine matters, regardless of whether they have received voting instructions. Accordingly, no broker non-votes occur when voting on routine matters.


WHAT IF MY SHARES ARE NOT REGISTERED IN MY NAME?

If you own your shares in "street name," meaning that your broker is actually the record owner, you should contact your broker. There are certain instances in which brokers are prohibited from voting shares held for customers without specific voting instructions. When a broker does not have voting instructions and withholds its vote on one of these matters, it is called a "broker non-vote." Broker non-votes count toward a quorum, but otherwise do not affect the outcome of any proposal. Brokers will have discretionary authority to vote on Proposals 1, 2, and 3, which means that your broker can vote your street name shares even if you do not give specific voting instructions.


                       INFORMATION ABOUT PROPOSAL ONE

                           ELECTION OF DIRECTORS


QuadraMed's Board has seven (7) directors filling eight (8) director seats, divided into three classes designated as Class I, Class II, and Class III. Under QuadraMed's bylaws, directors are elected at each annual meeting for terms of three (3) years. No family relationships exist between any of QuadraMed's current directors and executive officers.

The Board nominated three (3) Class III directors to stand for re-election at the annual meeting for terms expiring at the 2005 annual meeting or when a successor has been duly elected and qualified: Lawrence P. English; Joseph L. Feshbach; and Lawrence J. Furnstahl. Mr. Furnstahl, the Chief Financial Officer and Chief of Strategy of the University of Chicago Hospitals and Health System, was elected to the Board on January 28, 2002. To avoid the appearance of a conflict of interest with the University of Chicago, the sole corporate member and academic affiliate of the University of Chicago Hospitals and Health System, QuadraMed agreed with Mr. Furnstahl's decision to resign from the Board on February 28, 2002. At the same time, Mr. Furnstahl declined his nomination for election at the annual meeting. Messrs. English and Feshbach have consented to serve if elected and the Board does not know of any reason why either would decline or be unable to serve if elected. If a nominee becomes unavailable or unable to serve before the annual meeting, the Board may either reduce its size, or designate or not designate a substitute nominee. If the Board designates a substitute nominee, proxies that would have been cast for the original nominee will be cast for the substitute nominee unless instructions are given to the contrary.


NOMINEES FOR ELECTION

CLASS III - UPON ELECTION, DIRECTORS WILL HOLD OFFICE UNTIL THE 2005 ANNUAL MEETING

------------------------------------------------------------------------------
NAME, AGE, YEAR
ELECTED TO  BOARD                            OCCUPATION AND BACKGROUND
------------------------------------------------------------------------------
Lawrence P. English, 61       o      Chairman of the Board since December 2000
Director since 2000                  and Chief Executive Officer since June
                                     2000 of QuadraMed.

                              o Founder and Chief Executive Officer of Lawrence P. English, Inc., a private turn-around management firm that consulted to companies such as Amedex Insurance Company and Paracelsus Healthcare Corporation, from January 1999 to June 2000.

                              o      Chairman of the Board and Chief
                                     Executive Officer of Aesthetics
                                     Medical Management, Inc., a physician
                                     practice management company for
                                     plastic surgeons, from July 1997 to
                                     January 1999.

                              o      President of CIGNA Healthcare, one of
                                     the largest HMO providers in the
                                     United States, from March 1992 to
                                     August 1996.

                              o      Director of Curative Health Services
                                     Inc. (Nasdaq: CURE) since May 2000.

                              o      Director of Clarent Hospital
                                     Corporation, formerly Paracelsus
                                     Healthcare Corporation, since May
                                     1999. Elected Non-Executive Chairman
                                     of the Board in February 2000.

                              o      Bachelor of Arts degree from Rutgers
                                     University.

                              o Master of Business Administration from George Washington University.

                              o      Graduate of Harvard Business School's
                                     Advanced Management Program.

-------------------------------------------------------------------------------
Joseph L. Feshbach,* 48       o      Chairman of the Board, Curative Health
Director since 2001                  Services, Inc. (Nasdaq:CURE), a disease
                                     management company focused on chronic
                                     wound care and specialty pharmacy,
                                     since October 2000. Director since
                                     February 2000.

                              o      Private investor since 1998.

                              o      General Partner of Feshbach Brothers,
                                     a money management and stock brokerage
                                     firm, from 1985 to 1998.

                              o      Director of Accordant Health Services
                                     Corporation, a private specialty
                                     disease management company.

------------------------------------------------------------------------------

*Mr. Feshbach was elected in August of 2001 to fill the vacancy created by the resignation of James D. Durham.


DIRECTORS CONTINUING IN OFFICE

CLASS II - DIRECTORS CONTINUTING IN OFFICE UNTIL THE 2004 ANNUAL MEETING
------------------------------------------------------------------------------
            NAME                             OCCUPATION AND BACKGROUND
------------------------------------------------------------------------------
Michael J. King, 63           o      Chairman and Chief Executive Officer of
Director since 1999                  HealthScribe, Inc., a computerized medical
                                     transcription company, since May 1999.

                              o Chairman of the Board of Directors and Chief Executive Officer of The Compucare Company, a healthcare information systems company acquired by QuadraMed in March 1999, from 1996 to 1999.

                              o      Director of Osprey Systems, an
                                     e-business consulting services firm,
                                     since 1999.

                              o      Degree in Mechanical Engineering from
                                     the University of Sheffield.

                              o      Master of Business Administration
                                     equivalent in Management Studies from
                                     the University of Hatfield.

-------------------------------------------------------------------------------
Cornelius T. Ryan, 70         o      Founding General Partner of Oxford Partners
Director since 2000;                 LP, a Delaware limited partnership, since
Previously from 1995                 1981 and of Oxford Bioscience Partners LP,
to 1999                              since 1991. Oxford is a venture
                                     capital firm specializing in life
                                     sciences currently managing over $800
                                     million in committed capital.

                              o Bachelor of Commerce in Economics from the University of Ottawa

                              o Master of Business Administration from the Wharton School of Business, University of Pennsylvania.

-------------------------------------------------------------------------------


CLASS I - DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

-------------------------------------------------------------------------------
NAME, AGE, YEAR
ELECTED TO BOARD                         OCCUPATION AND BACKGROUND
-------------------------------------------------------------------------------
Albert L. Greene, 52          o      Chief Executive Officer, Queen of Angels
Director since 1997                  Hollywood Presbyterian Medical Center
                                     since January 2002.

                              o      Chairman of the Board and Chief
                                     Executive Officer of
                                     HealthCentral.com, an online consumer
                                     health information and products
                                     service company, from September 1998
                                     to February 2001.

                              o      Chief Executive Officer of Sutter
                                     Health East Bay, a healthcare delivery
                                     system and the parent company of Alta
                                     Bates Health System, from June 1996 to
                                     September 1998.

                              o      President and Chief Executive Officer
                                     of Alta Bates Medical Center, a
                                     527-bed acute care hospital located in
                                     Berkeley, California, from May 1990 to
                                     March 1998.

                              o      President and Chief Executive Officer
                                     of Alta Bates Health System, the
                                     parent company of Alta Bates Medical
                                     Center, from January 1996 to March
                                     1998.

                              o      Director of Sierra Health Services, a
                                     health and worker insurance company,
                                     since April 2000.

                              o      Masters of Hospital Administration
                                     from the University of Michigan.

                              o      Diplomat of the American College of
                                     Healthcare Executives and a member of
                                     the American Hospital Association.

                              o      Past chair of the California
                                     Healthcare Association.

-------------------------------------------------------------------------------
F. Scott Gross, 56            o      Private investor since January of 2002.
Director since 2000
                              o      Founder, President, and Chief
                                     Executive Officer of Primus
                                     Management, Inc., a health services
                                     management company formerly known as
                                     Alpha Hospital Management Inc., from
                                     1989 to December 2001.

                              o      Director of Fountain View, Inc., a
                                     nursing home chain, since 1999.

                              o      Bachelor of Science degree in Biology
                                     from California State University,
                                     Northridge.

                              o      Masters Degree in Public
                                     Administration (Healthcare Management
                                     Option) from the University of
                                     Southern California.

-------------------------------------------------------------------------------
E. A. Roskovensky, 57         o      President and Chief Executive Officer,
Director since 1999                  Heico Companies, a privately-held entity
                                     consisting of a variety of businesses,
                                     since January 2002.

                              o      President and Chief Operating Officer
                                     of Robertson-CECO Corp., a company
                                     that manufactures custom engineered
                                     metal buildings, since November 1994.

                              o      President and Chief Executive Officer
                                     of Davis Wire Corporation, a wire
                                     fencing company, from 1991 to 2001.

                              o      President and Chief Executive Officer
                                     of National Standard Corp., a company
                                     dealing in wire and engineered
                                     products segments, since August 2000.

                              o      Bachelor of Science in Chemical
                                     Engineering from Villanova University.

                              o Master of Business Administration from Duquesne University.

                              o      Juris Doctor from the University of
                                     Detroit School of Law.

                              o      Member of the Pennsylvania Bar
                                     Association.

-------------------------------------------------------------------------------


THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held eleven (11) meetings in 2001. Each director attended at least 75% of all Board and applicable committee meetings during 2001. This table describes the Board's committees.


COMMITTEE NAME                                                                              NUMBER OF
AND MEMBERSHIP                          COMMITTEE RESPONSIBILITIES                       MEETINGS IN 2001
----------------------------------------------------------------------------------------------------------
Audit                           o   Review of the integrity of QuadraMed's
   Albert L. Greene                 auditing, accounting, and reporting processes and
   F. Scott Gross                   consideration and approval of appropriate changes.           4
   E. A. Roskovensky*
                                o   Review of QuadraMed's financial reports and
                                    other financial information provided to the
                                    public and filed with the U.S. Securities
                                    and Exchange Commission.

                                o   Review of QuadraMed's internal controls
                                    regarding finance, accounting,
                                    legal compliance, and ethics.

                                o   Recommendation of QuadraMed's
                                    independent accountants and annual
                                    review of their performance.
----------------------------------------------------------------------------------------------------------
Compensation                    o   Oversight of administration of QuadraMed's
   F. Scott Gross                   employee stock incentive plans, employee stock
   Michael J. King (1)              purchase plan, and disinterested administration of           12
   Cornelius T. Ryan*               employee benefit plans in which executive officers
                                    may participate.

                                o   Determination of senior management
                                    compensation and collaboration with
                                    senior management on benefit and
                                    compensation programs for QuadraMed
                                    employees.

----------------------------------------------------------------------------------------------------------
Executive                       o   Authorized to act with Board's powers and
   Lawrence P. English              authority in the management of QuadraMed's
   Michael J. King*                 business and affairs between Board meetings.                 1
   E. A. Roskovensky
                                o   Authority is limited to approval of
                                    acquisition, disposal, or investment of
                                    any asset representing five (5%)
                                    percent or less of QuadraMed's total
                                    assets.

                                o   Recommends candidates for election
                                    to the Board.

----------------------------------------------------------------------------------------------------------
Strategic Planning(2)           o  Supervision of development of QuadraMed's
   Lawrence P. English             growth strategies, including product development
   Joseph L. Feshbach*             and other organic growth initiatives,                        2
   Michael J. King                 divestitures, mergers, and acquisitions.

-------------------------------
* Chairperson

(1)      Mr. King resigned from the Compensation Committee in February 2001.
(2)      The Board established the Strategic Planning Committee in August 2001.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

From January 2001 to February 2001, QuadraMed's Compensation Committee consisted of F. Scott Gross, Michael J. King and Cornelius T. Ryan. Mr. King resigned as a member of the Committee in February 2001. Mr. King is a former QuadraMed employee and was president of the Compucare Company, acquired by QuadraMed in 1999.

DIRECTOR COMPENSATION

QuadraMed executive officers do not receive additional compensation for service as a director.

Compensation for non-employee directors in 2001 and 2002 is shown in the following table:

---------------------------------------------------------------------------------------------------------
                     COMPENSATION                            2001                      2002
---------------------------------------------------------------------------------------------------------
 Annual Retainer Fee(1)                                     $15,000              $15,000
---------------------------------------------------------------------------------------------------------
 Annual Option Grant(2)                                    6,000 shares           6,000 shares
---------------------------------------------------------------------------------------------------------
 Board Meeting Attendance                                    $1,500               $1,500  - in person
                                                                                  $1,000  - by telephone
---------------------------------------------------------------------------------------------------------
 Committee Meeting Attendance                                  $500               $1,500  - in person
                                                                                  $1,000  - by telephone
---------------------------------------------------------------------------------------------------------
 Expenses                                                   Reasonable             Reasonable
---------------------------------------------------------------------------------------------------------
 Option Grant Upon First Election(3)                      10,000 shares           20,000 shares
---------------------------------------------------------------------------------------------------------
 Option Grant Upon Election                               20,000 shares           20,000 shares
   as Committee Chairman (4)
---------------------------------------------------------------------------------------------------------

(1)      Non-employee directors may elect to participate in the Director
         Fee Option Grant Program under QuadraMed's 1996 Stock Incentive
         Plan. In 2001, there were no elections to participate in the program. This program allows non-employee directors to apply all or a percentage of their annual retainer fee otherwise payable in cash to a special option grant. The terms of the special option grant are:

                Exercise Price:  o  One-third (1/3) of the fair market value of QuadraMed common stock, as determined by the closing price reported on The Nasdaq
                                    Stock Market, on the first trading day of January (FMV).

          No. of Option Shares:  o  Equal to the amount of annual retainer fee elected divided by two-thirds (2/3) of the FMV, rounded down to the next whole share.
                                 o  Fifty percent (50%) on completion of six (6) months of Board service.
                                 o  Remaining fifty-percent (50%) in six (6) equal monthly installments thereafter.

                       Vesting:  o  Immediate vesting upon director's death or disability.
                                 o  Immediate vesting upon the occurrence of a Corporate Transaction or Change of Control (each as defined in QuadraMed's 1996 Stock Incentive
                                    Plan) while the director is a Board member.

                          Term:  o  Ten (10) years.

(2)      The terms of the automatic annual stock option are:

                Exercise Price:  o  Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on The Nasdaq Stock
                                    Market, on the date of election.
                                 o  Equal monthly installments over 12 months.

                       Vesting:  o  Death or disability.
                                 o  Change of Control.

                          Term:  o  Ten (10) years.

(3)      The terms of the stock option granted upon first election to the Board are:

                Exercise Price:  o  Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on The Nasdaq Stock
                                    Market, on the date of each annual meeting of stockholders.
                                 o  One-third (1/3) vests on the first anniversary of the grant.
                                 o  Remaining two-thirds (2/3) vests in equal monthly installments over the following twenty-four (24) months.

                       Vesting:  o  Immediate vesting upon an director's death or disability.
                                 o  Immediate vesting upon the occurrence of a Corporate Transaction or a Change of Control.

                          Term:  o  Ten (10) years.

(4)      The terms of the stock option granted upon election as a committee chairperson are:

                 Exercise Price: o  Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on The Nasdaq Stock
                                    Market, on the date of election.

                       Vesting:  o  One-third (1/3) vests on the first anniversary of the grant; and
                                 o  Remaining two-thirds (2/3) vests in equal monthly installments over the following twenty-four (24) months.
                                 o  Immediate vesting upon an director's death or disability.
                                 o  Immediate vesting upon the occurrence of a Corporate Transaction or a Change of Control.

                          Term:  o  Ten (10) years.


EXECUTIVE OFFICERS

Information regarding Executive Officers is incorporated by reference to QuadraMed's Annual Report on Form 10-K in Part I, Item 1, captioned "Management."


 SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS AS OF MARCH 1, 2002

The following table shows how much QuadraMed common stock is directly and beneficially owned by:

o Each nominee for director, director, QuadraMed's Chief Executive Officer, and the next four most highly compensated executive officers other than the Chief Executive Officer.

o The nominees for director, directors, the Chief Executive Officer, and all QuadraMed executive officers as a group.

o The total number of shares and percent of ownership for each named officer includes shares of QuadraMed common stock that he has the right to acquire on or before May 1, 2002, which are deemed to be outstanding, but are not deemed to be outstanding for the purposes of computing the number of shares beneficially owned and percent of outstanding common stock of any other named person.

o The beneficial ownership percentages have been calculated based on 27,039,375 shares of common stock outstanding on March 1, 2002.

                                NUMBER
                                OF
         OPTION SHARES          SHARES         RESTRICTED        RIGHT TO
            NAME                OWNED (#)      STOCK (#)        ACQUIRE (#)             TOTAL             %
------------------------------- ----------- ----------------- ------------------ --------------------- --------
 Lawrence P. English            100,000          150,000           458,333                708,333        2.6

 Joseph L. Feshbach              20,000            -                  -                   20,000          *

 Albert L. Greene                   -              -                27,000                 27,000         *

 F. Scott Gross                     -              -                17,945                 17,945         *

 Michael J. King                    -              -               176,656                176,656         *

 E.A. Roskovensky                 2,900            -                27,056                 29,956         *

 Cornelius T. Ryan                5,000            -                42,278                 47,278         *

 Michael S. Wilstead              2,500          107,000           153,647                263,147         *

 Mark N. Thomas                      -           107,000            72,083                179,083         *

 Michael H. Lanza                    -            75,000            79,585                154,585         *

 Dean A. Souleles                    -            75,000            32,196                107,196         *

 All directors and
 executive officers as
 a group (11 persons)           130,400          514,000         1,086,779              1,731,179         6.2

-------------------------------
     * Less that one (1%) percent.


Additional information about stock held by directors and executive officers:

o No director or executive officer beneficially owns more than 2.6% of QuadraMed's outstanding common stock. Directors, nominees, and executive officers as a group beneficially own 6.2% of QuadraMed's outstanding common stock.

o The directors and executive officers control the voting and investment of all shares of common stock owned beneficially, except as described elsewhere.


EXECUTIVE COMPENSATION

The following table shows, for the last three fiscal years, compensation information for QuadraMed's Chief Executive Officer and the next four most highly compensated executives. Other tables that follow provide more detail about the specific type of compensation. Each of these officers is referred to as a "named executive officer."


----------------------- ---------------------------------------------- ---------------------------------------------
                                     Annual Compensation               Long-Term Compensation
----------------------- ---------------------------------------------- ---------------------------------------------
                                                        Other Annual      Restricted       Securities     All Other
  Name and Principal    Fiscal    Salary     Bonus      Compensation         Stock         Underlying   Compensation
       Position          Year     ($)(1)     ($)(2)          ($)         Awards ($)(3)    Options (#)      ($)(4)
----------------------- -------- --------- ----------- --------------- --------------- -------------- --------------
Lawrence P. English,     2001     400,000    200,000            0          360,000                0        46,886(6)
 Chairman of the Board   2000     222,820          0            0                0        1,000,000           708
 and Chief  Executive
 Officer(5)
----------------------- -------- --------- ----------- --------------- --------------- -------------- --------------
Michael S. Wilstead,     2001     237,083    111,625            0          367,000          100,000         3,400
 Chief Operating         2000     226,250     50,000            0                           125,000         1,700
 Officer                 1999     182,951     50,000            0                            90,000
----------------------- -------- --------- ----------- --------------- --------------- -------------- --------------
Mark N. Thomas, Chief    2001     250,000    278,500            0          180,000                0         3,400
 Financial Officer (7)   2000     135,416          0        2,987(8)             0          350,000
----------------------- -------- --------- ----------- --------------- --------------- -------------- --------------
Michael H. Lanza,        2001     221,250    108,975      109,180(10)      180,000                0         8,300(11)
 Executive Vice          2000      61,250          0            0                0          200,000         1,650
 President(9)
----------------------- -------- --------- ----------- --------------- --------------- -------------- --------------
Dean A. Souleles,        2001     180,000     63,250            0          180,000                0         3,400
 Chief Technology        2000     142,119          0            0                0          100,000         1,650
 Officer (12)
----------------------- -------- --------- ----------- --------------- --------------- -------------- --------------
(1)  If approved by the Compensation Committee, selected executive officers may elect to apply from $10,000 to $50,000 of their annual base salary to a special option grant under the Salary Investment Option Grant
     Program of Article Three of the 1996 Stock Incentive Plan (1996 Plan).
     There were no executive officers selected for the program by the
     Compensation Committee in 2001. When approved, the features of the special option are:

       Exercise Price:          One-third (1/3) of the fair market value QuadraMed's common stock, as determined by the closing price reported on The Nasdaq Stock Market on date selected by
                                Compensation Committee, no later than January 31 (FMV).

       No. of Shares:           Amount of salary elected under the Program divided by two-thirds (2/3) of the FMV, rounded down to the next whole share.

       Vesting:                 Equal monthly installments over 12 months.
                                Immediate vesting upon the named executive officer's death or disability.
                                Immediate vesting upon the occurrence of a Corporate Transaction or a Change of
                                Control.

       Term:                    Ten (10) years.

(2) Bonus payments in each year were made pursuant to the preceding year's Incentive Plan.

(3) The amounts shown represent the dollar value of QuadraMed common stock on the date the restricted stock was granted. All grants of restricted stock ("Restricted Shares") were made under either the 1996 Stock Incentive Plan. The Restricted Shares cliff vest on the third anniversary of the grant, and are subject to forfeiture if employment terminates before becoming fully vested and non-forfeitable, subject to the additional terms and conditions described on page 18 and 19.

     Summary of All Outstanding Grants of Restricted Shares to named executive officers:

     o   On June 8, 2001, Mr. English received a grant of 150,000
         Restricted Shares; and Messrs. Wilstead, Thomas, Lanza and Souleles each received grants of 75,000 Restricted Shares.

     o On December 13, 2001, Mr. Wilstead received a grant of 25,000 Restricted Shares.

     o As of December 31, 2001, the aggregate number of all Restricted Shares held by each named executive officer and the dollar value of the Restricted Shares (equal to the product of the number of Restricted Shares multiplied by $8.45, the closing price reported by The Nasdaq Stock Market on December 31, 2001) were as follows:
         Mr. English, 150,000 shares ($1,267,500); Mr. Wilstead 100,000 shares ($845,000); Mr. Thomas 75,000 shares ($633,750), Mr. Lanza
         75,000 shares ($633,750), and Mr. Souleles 75,000 shares
         ($633,750).

(4) Unless otherwise noted, amount shown is QuadraMed's annual contribution on behalf of the named executive officer to the QuadraMed 401(k) Plan.

(5) Mr. English was appointed QuadraMed's Chief Executive Officer effective June 12, 2000 and elected Chairman of the Board effective December 31, 2000.

(6) Includes QuadraMed's annual contribution of $6,410 on behalf of Mr. English to QuadraMed's 401(k) Plan, $35,801 attributable to the net increase in Mr. English's state income tax solely related to pre-employment gross adjusted income, and payment of professional fees of $4,675 associated with preparation of Mr. English's personal tax returns. Although provided in his employment agreement, Mr. English did not lease an automobile.

(7)  Mr. Thomas was appointed Chief Financial Officer on June 9, 2000.

(8) Mr. Thomas, pursuant to his employment agreement, was reimbursed for unvested 401(k) account funds from his previous employer's 401(k) plan.

(9)  Mr. Lanza was appointed Executive Vice President on September 18, 2000.

(10) Mr. Lanza, pursuant to his employment agreement, was paid from a phantom stock account created to replace options from his previous employer.

(11) Includes QuadraMed's annual contribution of $3,400 on behalf of Mr. Lanza to QuadraMed's 401(k) Plan, and payment of $4,900 in relocation costs.

(12) Mr. Souleles joined QuadraMed in February of 2000 and was appointed Chief Technology Officer on August 16, 2000.

OPTION GRANTS IN LAST FISCAL YEAR

This table shows stock options granted to named executive officers during the 2001 fiscal year. No stock appreciation rights were granted during the 2001 fiscal year to the named executive officers. Stock options may be granted to executive officers only under the 1996 Stock Incentive Plan.


-------------------------- -------------------------------- ---------- ----------- -----------------------------------
                                                                                       Potential Realizable Value at
                                                                                       Assumed Annual Rates of Stock
                                                                                       Price Appreciation For Option
                                   Individual Grants                                            Term($)(3)
-------------------------- -------------------------------- ---------- ----------- -----------------------------------
                            Number of        % of Total
                           Securities         Options
                           Underlying        Granted to     Exercise of
                             Options        Employees In     Base Price    Expiration
      Name                 Granted(1)       Fiscal 2001       ($/Sh)(2)       Date          5%              10%
------------------------ -------------- ------------------- ------------ --------------- ---------------- ------------
Lawrence P. English            -                -               -            -               -                -
Michael S. Wilstead           100,000         11.3%           $7.19         11/30/11       $452,175        $1,145,901
Mark N. Thomas                   -              -               -            -               -                -
Michael H. Lanza                 -              -               -            -               -                -
Dean A. Souleles                 -              -               -            -               -                -
-------------------------- -------------- --------------- ------------ -------------- ----------------- --------------
(1)    The option has a maximum term of ten years, subject to earlier cancellation upon termination of the named executive officer's service with QuadraMed. Twenty-five percent (25%) of the option shares vest on the first year anniversary of the date of grant and the balance vests in equal monthly installments over the next three years of service. In the event of an acquisition of QuadraMed by merger or asset sale, the vesting will accelerate and the option shares will become fully exercisable unless assumed by the successor corporation.
(2)    The exercise price is equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on The
       Nasdaq Stock Market on the date of grant.

(3) There can be no assurance provided to the named executive officer or any other holder of QuadraMed's securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% compounded annual rates or at any other defined level. Unless the market price of QuadraMed common stock appreciates over the option term, no value will be realized from the option granted to the named executive officer.




AGGREGATED OPTION EXERCISES IN 2001 AND YEAR-END OPTION VALUES

This table provides information about stock options exercised by named executive officers, and shows the value of unexercised stock options held by each named executive officer as of December 31, 2001.

---------------------- ------------- ----------- ----------------------------------- ----------------------------
                                                        Number of Securities          Value of Unexercised
                                                       Underlying Unexercised         In the Money Options
                                                   Options at Fiscal Year End (#)    At Fiscal Year End ($)(2)
---------------------- ------------- ----------- ----------------------------------- ----------------------------
                        Shares Acquired   Value
          Name            On Exercise   Realized(1)   Exercisable   Unexercisable   Exercisable   Unexercisable
------------------------ ----------- ------------- --------------- --------------- -------------- ---------------
Lawrence P. English          -             -             375,000      625,000        $2,231,250      $3,718,750

Michael S. Wilstead          -             -             132,396      222,604           316,352         664,536

Mark N. Thomas            80,000           $431,733       42,917      227,083           271,326       1,495,094

Michael H. Lanza              -            -              62,500      137,500           434,375         955,625

Dean A. Souleles          10,000            $40,530       24,584       65,416           224,530         417,155
------------------------ ----------- ------------- --------------- --------------- -------------- ---------------


(1) Calculated by subtracting the exercise price from the sale price, and multiplying the value realized per share by the number of shares acquired upon exercise.

(2) Calculated by subtracting the option exercise price from the closing price of QuadraMed common stock on December 31, 2001, as reported on The Nasdaq Stock Market, and multiplying the difference by the applicable number of exercisable or unexercisable option shares.


EMPLOYMENT AGREEMENTS AND TERMINATION AND CHANGE OF CONTROL PROVISIONS

QuadraMed has employment agreements with its Chairman and CEO, Lawrence P. English, and the other named executive officers, Michael S. Wilstead, Mark
N. Thomas, Michael H. Lanza, and Dean A. Souleles. All of these agreements are "at will" and have similar terms and conditions as set forth in the following table:

------------------------------------------------------------------------------
Term                      o     Two years, automatically renewed unless three
                                month's prior notice.(1)
                          o     One year, automatically renewed for terms of
                                one year unless one month's prior notice.(2)
------------------------------------------------------------------------------

(1) Provided in Mr. English's agreement, dated and effective June 12, 2000, and amended September 20, 2001; in Mr. Thomas' agreement, dated May 12, 2000, and effective June 9, 2000, and amended September 20, 2001; and in Mr. Wilstead's agreement, dated and effective April 1, 1999, and amended September 20, 2001.
(2) Provided in Mr. Lanza's agreement, dated and effective September 18, 2000, and amended September 19, 2001; and in Mr. Souleles' agreement, dated and effective August 16, 2000, and amended September 12, 2001.

-------------------------------------------------------------------------------
CEO English's             o     Annual base rate of salary determined by the
Compensation                    Compensation Committee.
                          o     Discretionary bonus target of up to 50% of
                                annual base rate of salary
                                determined by the Compensation Committee.
                          o     Enhanced cash bonus of 50% of target annual
                                bonus to be paid on December 31, 2003 if
                                QuadraMed exceeds the cash flow goals
                                determined by the Board for 2001, 2002, and
                                2003 or the three year aggregate total,
                                only if the executive remains employed by
                                QuadraMed.
                          o     Additional discretionary bonuses determined
                                by the Compensation Committee based on
                                achievement of specified goals established
                                by the Board.
                          o     Amounts equal to the net increase in state
                                income tax attributable to becoming a
                                California resident solely as related to
                                pre-employment gross adjusted income, as
                                determined by QuadraMed's independent
                                accountants.
-------------------------------------------------------------------------------
Other Executive Officer   o     Annual base rate of salary determined by the
Compensation                    Compensation Committee.
                          o     Discretionary bonus target of up to 50% of
                                annual base rate of salary determined
                                by the Compensation Committee.
                          o     Enhanced cash bonus of 50% of target annual
                                bonus to be paid on December 31, 2003, if
                                QuadraMed exceeds the cash flow goals
                                determined by the Board for 2001, 2002, and
                                2003 or the three year aggregate total,
                                only if the executive remains employed by
                                QuadraMed.
                          o     Additional discretionary bonuses determined
                                by the Compensation Committee based on
                                achievement of specified goals established
                                by the Board.
                          o     Amounts paid in consideration of lost
                                compensation and other benefits
                                from previous employers as a consequence of
                                joining QuadraMed.(3)(4)
-------------------------------------------------------------------------------
Benefits                  o     Participation in group life, medical, and
                                dental insurance.
                          o     Accidental death and dismemberment plan.
                          o     Other employee benefits, including 401(k)
                                plan, profit sharing, stock purchase and
                                option plans.
-------------------------------------------------------------------------------
Vacation                  o     Four weeks.
-------------------------------------------------------------------------------
Options                   o     Issued pursuant to QuadraMed's 1996 Stock
                                Incentive Plan.(5)
-------------------------------------------------------------------------------
(3) Mr. Thomas, pursuant to his agreement, was paid $22,987 for unvested 401(k) funds from his previous employer.
(4) Mr. Lanza, pursuant to his agreement, received an unfunded and unsecured phantom stock account of 95,293 QuadraMed shares with an initial value of $1.50 for unvested options from his previous employer. Mr. Lanza is to be paid, based on the closing price of QuadraMed's two business days prior, the value of the following number of phantom shares on the following dates: 43,672 on February 25, 2001; 29,306 on February 26, 2002; and 22,315 on February 23, 2003.
     Appropriate adjustments are to be made to the phantom stock account if there is a stock split, reclassification, or similar occurrence.
(5) Pursuant to their respective agreements, Mr. English was granted an option to purchase 1,000,000 shares; Mr. Thomas was granted an option to purchase 200,000 shares; Mr. Lanza was granted an option to purchase 200,000 shares; and Mr. Souleles was granted an option to purchase 80,000 shares.

-------------------------------------------------------------------------------
Expenses                  o     Customary, ordinary, and necessary business
                                expenses.
                          o     Relocation. (6)(7)
                          o     Preparation of personal tax returns.(8)
                          o     Automobile lease.(9)
-------------------------------------------------------------------------------
Termination for Cause     o     Acts of fraud, embezzlement, or
                                misappropriation of proprietary
                                information, trade secrets, or confidential
                                information.
                          o     Failure to adhere to QuadraMed policies.
                          o     Failure to devote full working time and effort
                                to performance of duties.(10)
-------------------------------------------------------------------------------
Change of Control         o     Merger or acquisition in which QuadraMed is
                                not the surviving entity.
                          o     Stockholder approved sale, transfer, or
                                disposition of all or
                                substantially all of QuadraMed's assets.
                          o     Transfer of substantially all of
                                QuadraMed's assets pursuant to a
                                partnership or joint venture in which
                                QuadraMed's interest is less than 50%.
                          o     Reverse merger in which QuadraMed is the
                                surviving entity but in which more than 50%
                                of QuadraMed's shares are transferred.
                          o     Change in ownership such that one person or
                                entity becomes beneficial owner of more
                                than 50% of QuadraMed's shares.
                          o     Majority of the Board is replaced in a
                                12-month period by Directors not endorsed
                                by the majority of the existing Board.
-------------------------------------------------------------------------------
Involuntary Termination   o     Termination not for cause.
                          o     Involuntary discharge or dismissal.
                          o     Failure to renew employment agreement.
                          o     Material reduction in responsibilities.
-------------------------------------------------------------------------------
CEO English's Severance   o     Two times then current annual base salary.
on Involuntary            o     Acceleration of unvested options so that at
Termination Other Than          least 250,000 shares will bevested and
in Connection with a            exercisable as of the date of termination.
Change of Control         o     Gross up payment if any severance payment is
                                subject to excise tax under Section 4999 of
                                Internal Revenue Code.
                          o     Severance conditioned on complete and
                                unconditional release.
-------------------------------------------------------------------------------
(6) Mr. English, pursuant to his agreement, was entitled to reasonable relocation costs.
(7) Mr. Lanza, pursuant to his agreement, was entitled to reasonable relocation costs up to $65,000.
(8) Mr. English, pursuant to his agreement, is entitled to reimbursement for expenses associated with the preparation of his personal tax returns.
(9) Mr. English, pursuant to his agreement, is entitled to reimbursement of up to $750 per month for an automobile lease. Mr. English, however, did not seek reimbursement for this expense in 2001.
(10) Mr. English, pursuant to his agreement, is permitted to serve as a member of up to three outside boards of directors.

-------------------------------------------------------------------------------
CEO English's Severance   o     Two times then current annual base salary and
on Change of Control            annual target bonus.
Or Involuntary            o     Two years of life, health, and disability plan
Termination Within 24           coverage.
Months of a Change of     o     Gross up payment if any severance payment is
Control                         subject to excist tax under Section 4999 of
                                Internal Revenue Code.
                          o     To extent not assumed by the acquiring
                                company, acceleration of all unvested.
                                options, which terminate pursuant to the
                                terms of the grant.
                          o     Acceleration of unvested options and restricted
                                stock.
                          o     In lieu of other severance, Mr. English may
                                voluntarily terminate his employment, contingent
                                on continued employment for a minimum of 60
                                days, whereupon one-half of unvested options
                                shall accelerate and, together with all vested
                                options, remain exercisable for the full term
                                of the option.
-------------------------------------------------------------------------------
Other Executive           o     One times then current annual base salary.(11)
Officer Severance         o     One year of life, health, and disability.
On Involuntary                  plan coverage.
Termination Other         o     Acceleration of unvested options, restricted
Than in Connection              stock, and phantom stock.
With a Change of          o     Gross up payment if any severance payment
Control                         is subject to excise tax under Section 4999
                                of Internal Revenue Code.
                          o     Severance conditioned on complete and
                                unconditional release.
-------------------------------------------------------------------------------
Other Executive           o     One times then current annual base salary and
Officer Severance               annual target bonus.
On Change of              o     Two years of life, health, and disability plan
Control                         coverage.
Or                        o     To extent not assumed by the acquiring company,
Involuntary Termination         acceleration of all unvested options.
within 24 months of a     o     Gross up payment if any severance is subject
Change of Control               to excise tax under Section 4999 of Internal
                                Revenue Code.
-------------------------------------------------------------------------------

(11) Mr. Thomas pursuant to his agreement is also entitled to a bonus payment equal to forty percent (40%) of his then current annual base salary.


SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

QuadraMed adopted a Supplemental Executive Retirement Plan (the "SERP") effective January 1, 2000. The Compensation Committee is responsible, in its sole discretion, to select the employees to participate in the SERP, which is unfunded for purposes of the Internal Revenue Code and Title I of ERISA. None of QuadraMed's current named executive officers, including the Chief Executive Officer, have been selected to participate in the SERP.

The SERP provides a 20-year retirement benefit that commences at age 60 and is paid in monthly installments equal to the product of 0.05 multiplied by the participant's highest annual compensation in his or her last ten years of employment with QuadraMed multiplied by the number of full years of service that a participant has had with QuadraMed (not to exceed 13) divided by 12. Vesting in the SERP benefit is cliff-vested at the 7th anniversary of selection for SERP participation by the Compensation Committee. In the event of a change in control, a participant's death, disability, retirement or involuntary termination of employment, other than a termination of employment for cause, a participant becomes immediately vested in his or her SERP benefit. If the participant is involuntarily terminated, the SERP benefit is a lump sum equal to the actuarial equivalent of a 20-year installment benefit, payable monthly, equal to the product of 0.65 multiplied by the participant's highest annual compensation, divided by 12.


                             Pension Plan Table
                      Annual Benefits Upon Retirement
                      With Years Of Service Indicated

The SERP distinguishes between years of plan participation and years of service. A SERP participant must have seven (7) years of plan participation to be eligible for the SERP benefit. The following table shows the estimated annual payments payable at normal retirement to a SERP participant. The benefits shown in the table are not subject to offset for Social Security or other benefits.

     ---------------------------------------------- -------------- ------------ ------------- ----------
     HIGHEST ANNUAL COMPENSATION                    0-6 YEARS      7 YEARS      10 YEARS      13+ YEARS
     ---------------------------                    ---------      -------      --------      ---------

     $500,000................................       $0             $175,000     $250,000      $325,000

     $600,000................................       $0             $210,000     $300,000      $390,000

     $700,000................................       $0             $245,000     $350,000      $455,000

     $800,000................................       $0             $280,000     $400,000      $520,000

     $900,000................................       $0             $315,000     $450,000      $585,000


Under the SERP, highest annual compensation means a participant's highest annual compensation, including salary and bonuses, during the participant's last ten (10) years of employment. The "salary" and "bonuses" used to determine a participant's "highest annual compensation" are the same as the salary and bonuses disclosed in the "Salary" and "Bonuses" columns of the Summary Compensation Table.


          COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

QuadraMed's Compensation Committee establishes general executive compensation policies and reviews and determines the salaries, bonuses, and discretionary option grants awarded to QuadraMed's executives, including the Chief Executive Officer.

The Compensation Committee retained an independent compensation consulting firm in 2001 to provide advice on executive compensation matters and provide it with the following:

     o Comparative executive compensation information, including salary, bonus, and option data for companies similar to QuadraMed and that compete with QuadraMed for executive talent.

     o Specific recommendations to maintain QuadraMed's executive compensation at levels competitive with the marketplace.

The following table summarizes the key policies, factors, and other compensation information that the Compensation Committee used in determining 2001 executive compensation, including that of the Chief Executive Officer:

       Policies         o   Provide competitive compensation to attract and
                            retain highly-skilled executives.
                        o   Align and tie executive personal performance
                            to QuadraMed's financial performance through
                            the use of variable and long-term incentive
                            awards.
-------------------------------------------------------------------------------
       Executive        o   Annual base salary, tied to the
       Compensation         Compensation Committee's evaluation of
       Elements             personal executive performance and the
                            competitive marketplace for comparable
                            executives.
                        o   Variable incentive awards, tied to achievement
                            of QuadraMed's financial goals set at the beginning
                            of the fiscal year and evaluation of personal
                            executive contribution.
                        o   Long-term equity-based incentive awards, tied
                            to aligning the interests of executive
                            officers with stockholders' interests.
-------------------------------------------------------------------------------
     2001 Factors       o   Contribution margin targets set by the Board.
                        o   Improvement of management processes.
                        o   Development of long-term corporate business,
                            research and development, and financial
                            strategies.
                        o   Improved communication with customers, the
                            investment community, and the Board.
-------------------------------------------------------------------------------
With regard to the compensation of the Chief Executive Officer, the Compensation Committee evaluated QuadraMed's contribution margins and Mr. English's performance on a variety of matters, including improvement of management processes, reduction in expenses, strengthening of the management team, increase in revenues, development of long-term corporate business and financial strategies, and improved communication with customers, the investment community, and the Board.

Pursuant to Section 162(m) of the Internal Revenue Code, QuadraMed is not allowed a tax deduction for non-performance based compensation paid to an executive officer in excess of $1 million in any fiscal year. Non-performance based compensation paid to a QuadraMed executive officer in 2001 did not exceed this limitation and it is unlikely that this limitation will be exceeded in the foreseeable future. Consequently, the Compensation Committee has decided not to take any action to limit or restructure the elements of cash compensation payable to QuadraMed's executive officers. This decision will be reconsidered, however, should the non-performance based compensation of any executive officer ever approach the $1 million level.

The Board did not modify or reject any Compensation Committee action or recommendation regarding executive compensation for the 2001 fiscal year.


                                             COMPENSATION COMMITTEE:


                                             Cornelius T. Ryan, Chairman
                                             F. Scott Gross



                             PERFORMANCE GRAPH


The following chart, produced by Research Data Group, depicts QuadraMed's performance for the period beginning on October 10, 1996, (QuadraMed's initial public offering date) and ending December 31, 2001, as measured by total stockholder return on the common stock compared with the total return of the NASDAQ Stock Market (U.S.) Index and the NASDAQ Computer and Data Processing Index. Upon request, QuadraMed will furnish stockholders a list of the component companies of such indexes.

              COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
                       AMONG QUADRAMED CORPORATION,
                   THE NASDAQ STOCK MARKET (U.S.) INDEX
              ANE THE NASDAQ COMPUTER & DATA PROCESSING INDEX



                              [GRAPH OMITTED]



  ===========================================================================================
                                         12/96    12/97     12/98    12/99    12/00    12/01
  -------------------------------------------------------------------------------------------
  QuadraMed Corporation                 100.00   239.13    178.26    75.82     7.07    73.48

  NASDAQ Stock Market (U.S.)            100.00   122.48    172.68   320.89   193.01   153.15

  NASDAQ Computer & Data Processing     100.00   122.87    219.20   481.81   221.85   178.69
  -------------------------------------------------------------------------------------------

Notwithstanding anything to the contrary set forth in any of QuadraMed's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by QuadraMed under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation and QuadraMed's Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by QuadraMed under those statutes.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lawrence P. English, QuadraMed's Chairman and Chief Executive Officer, is a Director of Curative Health Services, Inc., and serves as Chairman of its Compensation Committee. Joseph L. Feshbach, a QuadraMed Director, is the Chairman of the Board of Curative Health Services, Inc.

Joseph L. Feshbach, elected to QuadraMed's Board in August 2001, provided consulting and advisory services to QuadraMed related to the development of financial and merger and acquisition strategies from April to August 2001. For these services, Mr. Feshbach was paid $25,000 and he received an option to purchase 20,000 shares of QuadraMed stock with an exercise price of $2.42 that vested fully on July 31, 2001. Mr. Feshbach exercised this option on December 6, 2001, at a fair market value of $8.30 per share, as determined by the closing price reported on The Nasdaq Stock Market on the date of exercise. In 2001, he was attributed with income of $117,600 as a result of the exercise. On January 3, 2002, Mr. Feshback sold 10,000 shares of those acquired in the 2001 exercise at an average sale price of $10.031per share, and thereby realized an additional aggregate net gain of $17,310 on the option shares. Mr. Feshbach held the remaining 10,000 option shares as of March 1, 2002.

Michael J. King, a QuadraMed director, is a former QuadraMed employee and was president of the Compucare Company, acquired by QuadraMed in 1999. Mr. King is the Chief Executive Officer of HealthScribe, Inc., a provider of transcription services. Prior to Mr. King's appointment as HealthScribe's CEO, QuadraMed entered into a subcontract for transcription services at a healthcare facility managed by QuadraMed. During 2001, QuadraMed paid HealthScribe, Inc. a total of $253,240 for transcription services. At the end of March 2001, this subcontract was terminated and the healthcare facility managed by QuadraMed contracted directly with HealthScribe for services.


                          LARGEST SECURITY HOLDERS

QuadraMed is not aware of any beneficial owner of five percent (5%) or more of the outstanding shares of common stock.

                    EQUITY COMPENSATION PLAN INFORMATION

This table provides information about QuadraMed common stock subject to equity compensation plans as of December 31, 2001.


-------------------------------- ----------------------- ------------------------ ------------------------
                                                                                    Number of securities
                                                                                   remaining available for
                                   Number of securities                             future issuance under
                                   to be issued upon        Weighted-average      equity compensation plans
                                      exercise of           exercise price of      (excludes securities in
       Plan Category               outstanding options      outstanding options             column)
================================ ======================= ======================== ========================
Approved By Stockholders*            5,746,800(1)                $5.281                 3,303,488(2)
-------------------------------- ----------------------- ------------------------ ------------------------

* QuadraMed has two active equity compensation plans, the 1996 Stock Incentive Plan, as amended, and approved by stockholders June 15, 2001 (the 1996 Plan); and the 1999 Supplemental Stock Option Plan, as amended, and approved by stockholders October 5, 2000 (the 1999 Plan).

     (1) Includes 322,692 shares of QuadraMed common stock originally issuable under various benefit plans of entities acquired by QuadraMed.

     (2) The 1996 Plan provides for automatic future increases in the number of shares of common stock available for issuance, such that on the first trading day of each calendar year that number is increased by an amount equal to 1.5% of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year.


                           AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors and all members meet the independence and knowledge requirements of the marketplace rules of The Nasdaq Stock Market, Inc. The Audit Committee oversees QuadraMed's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for overseeing preparation of the financial statements and the overall reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with Pisenti & Brinker LLP, QuadraMed's independent public accountants who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of QuadraMed's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61, as may be modified or supplemented. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and QuadraMed including the matters in the written disclosures delivered to the Committee and required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as may be modified or supplemented.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended, subject to shareholder approval, the selection of PricewaterhouseCoopers LLP as QuadraMed's independent public accountants.


                                                    AUDIT COMMITTEE

                                                    E. A. Roskovensky, Chairman
                                                    Albert L. Greene
                                                    F. Scott Gross



          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires QuadraMed's directors and executive officers, and persons who own more than 10% of a registered class of QuadraMed's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of QuadraMed's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish QuadraMed with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representation from certain reporting persons that no Forms 5 were required for those persons, QuadraMed believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2001, were met in a timely manner by its directors, executive officers, and greater than 10% beneficial owners, except that the filing of two Form 3 Initial Statements of Beneficial Ownership, one by Michael S. Wilstead and one by Dean A. Souleles, were late.


                        INFORMATION ABOUT PROPOSAL 2

               APPROVAL OF 2002 EMPLOYEE STOCK PURCHASE PLAN


QuadraMed's stockholders are being asked to approve the 2002 Employee Stock Purchase Plan ("ESSP"), which is payroll deduction based and intended to qualify under Section 423 of the Internal Revenue Code ("Code"), and provides employees the opportunity to acquire common stock ownership in QuadraMed.

The following table provides a summary of the Plan:

------------------------------------------------------------------------------
    Plan Administrator      o   The Compensation Committee.
------------------------------------------------------------------------------
 Plan Administrative        o   QuadraMed shall bear all costs of Plan
      Expense                   administration.
------------------------------------------------------------------------------
                            o   333,450 with adjustments based on stock
                                splits, dividends, recapitalizations, and other changes.

    Authorized Shares       o   If rights granted under the Plan
                                expire, lapse, or otherwise terminate
                                without being exercised, unpurchased shares
                                are available for re-issuance under the
                                Plan.
------------------------------------------------------------------------------
                            o   Determined by Plan Administrator and not
                                exceeding twenty-four (24) months,
                                generally divided into four (4) semi-annual
                                purchase periods. If price of common stock
                                is lower at the end of a purchase period
Offering/Purchase Periods       than at the beginning, then the Offering
                                terminates and a new one begins.

                            o   Initial period beginning August
                                1, 2002, and ending on January 31, 2003.

                            o   Subsequent offering periods commence on
                                February 1, 2003.
-------------------------------------------------------------------------------
                            o Any employee expected to work over 20 hours per week for more than 5 months may participate in the Plan.

                            o Annual purchase eligibility is limited to fair market value of shares not to exceed $25,000 at the time of the purchase, and a maximum of 750 shares can be purchased on any one purchase date.

                            o No employee can participate in the Plan if they own more than 5% of outstanding shares of QuadraMed or any subsidiary.

                            o   If an employee becomes eligible to participate
                                in the middle of a purchase period,
 Employee Eligibility           participation commences at the beginning
 and Limitations                of the next purchase period.

                            o Employees may withdraw from the Plan up to the last day of purchase period and accumulated deductions will be returned without interest and without ability to participate in remainder of offering.

                            o Termination of employment for any reason immediately terminates right to participate in Plan and employee will be returned accumulated payroll deductions without interest.

                            o   Employees may not transfer any rights under the
                                Plan.
-------------------------------------------------------------------------------
                            o   Any multiple of 1% up to 10% of annual base
                                salary. Participants may reduce or increase
                                percentage of contribution according to
                                terms of the Plan.
    Payroll Deduction
       Limitations          o   Payroll deductions are credited to
                                participant's account under the Purchase
                                Plan and deposited with QuadraMed's general
                                funds. No additional payments may be made
                                into participant's account.
-------------------------------------------------------------------------------
                            o   The lower of (i) 85% of the fair market
     Purchase Price             value of a share of common stock on a
                                participants entry date or (ii) 85% of the
                                fair market value of a share of common stock
                                on the last day of the purchase period.
-------------------------------------------------------------------------------
                            o   The Compensation Committee may suspend,
                                terminate, or amend the Plan at any time.
                            o   Amendments (i) increasing the number of shares
                                reserved; (ii) modifying eligibility
   Plan Suspension,             requirements, or (iii) modifying any other
   Termination, or              provision that would materially increase
   Amendment                    the benefits accruing to Plan participants
                                must be approved by the stockholders within 12
                                months to comply with the requirements of
                                Section 423 of the Code.
                            o   Rights granted before the Plan's amendment
                                or termination are not affected by any
                                amendment or termination without employee
                                consent.
-------------------------------------------------------------------------------
     Change of Control      o   Purchase rights are accelerated in the event of
                                a Corporate Transaction (as defined in the
                                Plan).
-------------------------------------------------------------------------------
                            o   The following summarizes certain U.S.
                                federal income tax considerations generally applicable to purchase rights granted under the Plan, if approved. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

                                -   QuadraMed has no income tax
                                    consequences from implementation of the
                                    Plan and is entitled to deduct amounts
                                    paid to employees as ordinary income
                                    under the Plan to the extent the
                                    employee recognized ordinary income on
                                    a disqualifying disposition of such
                                    shares.

 Federal Income Tax             -   The Plan is intended to qualify for
   Implications.                    favorable federal income tax treatment
                                    under Section 423 of the Code.

                                -   Assuming the satisfaction of certain
                                    conditions, a participant will not
                                    recognize income for federal income tax
                                    purposes upon enrollment in the Plan or
                                    upon purchase of QuadraMed common stock
                                    under the Plan. All tax consequences
                                    are deferred until a participant sells
                                    the shares or otherwise disposes of the
                                    shares.

                                -   If Plan shares are held for more than
                                    one year after the date of purchase and
                                    more than two years after the beginning
                                    of the applicable Offering Period, upon
                                    a sale or disposition of the shares, an
                                    employee will generally realize
                                    ordinary income to the extent of the
                                    lesser of:

                                     (i)  the actual gain (the amount by
                                          which the fair market value of
                                          the shares at the time of such
                                          sale or disposition exceeds the
                                          purchase price); or

                                     (ii) an amount equal to 15% of the
                                          fair market value of the shares
                                          on the first day of the Offering
                                          Period, if the shares were
                                          purchased at no less than 85% of
                                          the fair market value of the
                                          shares on the first day of the
                                          Offering Period.

                                Any additional gain upon the sale or
                                disposition of shares should be treated as
                                long-term capital gain. If the shares are
                                sold or otherwise disposed of within either
                                the one-year or the two-year holding
                                periods described above (in either case a
                                "disqualifying disposition"), the employee
                                would realize ordinary income at the time
                                of sale or other disposition taxable to the
                                extent that the fair market value of the
                                shares at the date of purchase was greater
                                than the purchase price. Any additional
                                gain or loss on such sale or disposition
                                will be long-term or short-term capital
                                gain or loss, depending on the holding
                                period.
-------------------------------------------------------------------------------


PLAN'S EFFECT ON DIRECTOR AND OFFICER COMPENSATION

Because benefits under the Purchase Plan will depend on employees' elections to participate and the fair market value of QuadraMed's common stock at various future dates, it is not possible to determine the benefits that will be received by executive officers and other employees if the Plan is approved by the stockholders. Non-employee directors are not eligible to participate in the Plan.


                                 PROPOSAL 3


       RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed, and the Board has approved, PricewaterhouseCoopers LLP to act as QuadraMed's independent public accountants for the fiscal year ending December 31, 2002. The Board has directed that such appointment be submitted to QuadraMed's stockholders for ratification at the 2002 annual meeting. PricewaterhouseCoopers, LLP was not QuadraMed's independent public accountants for the fiscal year ending December 31, 2001.

Stockholder ratification of the appointment of PricewaterhouseCoopers LLP as QuadraMed's independent public accountants is not required. The Board, however, is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board will reconsider whether or not to retain PricewaterhouseCoopers LLP or another firm. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different accounting firm at any time during the 2002 fiscal year if the Board determines that such a change would be in the best interests of QuadraMed and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the 2002 annual meeting and will have an opportunity to make a statement if they so desire and they will be available to respond to appropriate questions.


           CHANGES IN QUADRAMED'S INDEPENDENT PUBLIC ACCOUNTANTS


With the approval of the Audit Committee, QuadraMed has changed its independent public accountants twice in the past two fiscal years. QuadraMed and Arthur Andersen LLP ("Andersen") mutually agreed to Andersen's resignation as QuadraMed's independent public accountants on March 27, 2000. Andersen had served as QuadraMed's independent public accountants for fiscal years 1998 and 1999 and prior periods. Pisenti & Brinker, LLP ("P&B"), appointed on May 8, 2000, has served as QuadraMed's independent public accountants for fiscal years 2000 and 2001 and subsequent interim periods. On April 5, 2002 PricewaterhouseCoopers, LLP ("PwC") was appointed as QuadraMed's independent public accountants for fiscal year ending December 31, 2002 and ratification of that appointment is now sought. Both (a) Andersen's reports on QuadraMed's financial statements for the fiscal years 1998 and 1999 and any subsequent interim period and (b) P&B's reports on QuadraMed's financial statements for the fiscal years 2000 and 2001 and any subsequent interim period did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

There were no disagreements between QuadraMed and its independent public accountants on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of its independent public accountants, would have caused them to make reference to the subject matter of such disagreements in connection with their reports (a) during QuadraMed's fiscal years 1998 and 1999 and through March 27, 2000, with respect to Andersen; and (b) during QuadraMed's fiscal years 2000 and 2001 and any subsequent interim period with respect to P&B.

In addition, (a) during QuadraMed's fiscal years 1998 and 1999 and through March 27, 2000, with respect to Andersen, and (b) during QuadraMed's fiscal years 2000 and 2001 and any subsequent interim period with respect to P&B, QuadraMed was never advised that:

1. The internal controls necessary for QuadraMed to develop reliable financial statements did not exist.

2. Information had come to the attention of the independent public accountants that led them to no longer be able to rely on management's representations, or that made them unwilling to be associated with the financial statements prepared by management.

3. There was a need to expand significantly the scope of an audit, or that information had come to the attention of the independent public accountants during such period that, if further investigated, may
       (i) materially impact the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause the independent public accountants to be unwilling to rely on management's representations or be associated with QuadraMed's financial statements.

4. Information had come to the attention of the independent public accountants that they had concluded materially impacted the fairness or reliability of previously issued financial statements and Reports of Independent Auditors, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

QuadraMed provided Andersen with a copy of these disclosures and asked Andersen to provide it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with QuadraMed's disclosures and, if not, to specify in which respects it did not agree. A copy of Andersen's letter was filed previously with the Securities and Exchange Commission as Exhibit 16.2 to QuadraMed's Current Report on Form 8-K dated March 31, 2000.

QuadraMed provided P&B with a copy of these disclosures and asked P&B to provide it with a letter addressed to the Securities and Exchange Commission stating whether it agreed with QuadraMed's disclosures and, if not, to specify in which respects it did not agree. A copy of P&B's letter has been filed with the Securities and Exchange Commission as Exhibit 16.1 to QuadraMed's Current Report on Form 8-K dated April 5, 2002.


FEES OF INDEPENDENT PUBLIC ACCOUNTANTS

During fiscal year 2001, QuadraMed paid PwC the following fees for services, as categorized:


       Audit Fees.......................................................
       Financial Information Systems Design and Implementation Fees.....
       All Other Fees...................................................               $20,771


The Audit Committee has considered whether the provision of non-audit services provided by PwC is compatible with maintaining their independence.

During fiscal year 2001, QuadraMed paid P&B the following fees for services, as categorized:


       Audit Fees.......................................................              $281,631
       Financial Information Systems Design and Implementation Fees.....                     -
       All Other Fees...................................................              $255,880

The Audit Committee has considered whether the provision of non-audit services provided by P&B is compatible with maintaining their independence.


               STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

From time to time stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. Under the rules of the Securities and Exchange Commission, to be included in the proxy statement for the 2003 annual meeting, QuadraMed must receive proposals no later than December 26, 2002.

Pursuant to QuadraMed's bylaws, stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. QuadraMed's bylaws require all stockholders who intend to make proposals at an annual stockholders meeting to submit their proposals to QuadraMed no later than the close of business on the 60th day prior to nor earlier than the close of business on the 90th day prior to the anniversary date of the previous year's annual meeting. To be eligible for consideration at the 2003 annual meeting, proposals that have not been submitted by the deadline for inclusion in the proxy statement must be received by QuadraMed between January 29, 2003 and February 28, 2003. In the event the date of the 2003 annual meeting is changed by more than 30 days from the date contemplated as of the date of this proxy statement, stockholder notice must be received not earlier than the close of business on the 90th day prior to the 2003 annual meeting nor later than the close of business on the 60th day prior to the 2003 annual meeting. However, in the event a public announcement of the date of the 2003 annual meeting is first made fewer than 70 days prior to the annual meeting, stockholder proposals must be made by the close of business on the 10th day following such public announcement. These provisions are intended to allow all stockholders to have an opportunity to consider business expected to be raised at the meeting.



                              * * * * * * * *


It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

                                        By Order of the Board of Directors,


                                        /s/ Michael H. Lanza
                                        ---------------------------------------
                                        Michael H. Lanza
                                        Executive Vice President and Corporate
                                        Secretary









April 5, 2002
San Rafael, California


                                                                  Exhibit I


                               (Proposal Two)

In the event Proposal Two of the Proxy Statement for QuadraMed's 2002 annual meeting of stockholders is approved by the requisite vote of the stockholders at the annual meeting, the QuadraMed Corporation 2002 Employee Stock Purchase Plan shall read in its entirety as follows:


                           QUADRAMED CORPORATION
                     2002 EMPLOYEE STOCK PURCHASE PLAN


                                ARTICLE ONE

                             GENERAL PROVISIONS


I.       PURPOSE OF THE PLAN

         This Employee Stock Purchase Plan is intended to promote the interests of QuadraMed Corporation (the "Company") by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

         Capitalized terms herein shall have the meanings assigned in the attached Appendix.


II.      ADMINISTRATION OF THE PLAN

        A. The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.


III.     STOCK SUBJECT TO PLAN

        A. The stock purchasable under the Plan may be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Three
Hundred Thirty-Three Thousand Four Hundred Fifty (333,450) shares.

        B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV.      OFFERING PERIODS

        A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

        B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The Initial Offering Period shall commence on the first business day in August and terminate on the last business day in January. The next offering period shall commence on the first business day in February and subsequent offering periods shall commence as designated by the Plan Administrator.

        C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year. The first Purchase Interval in effect under the Initial Offering Period, however, shall commence on the first business day in August 2002 and terminate on the last business day in January 2003.

        D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty four
(24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

V.       ELIGIBILITY

        A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

        B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

        C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

        D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

VI.      PAYROLL DEDUCTIONS

        A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

                (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan
Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

        B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

        C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

        D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII.     PURCHASE RIGHTS

        A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates.
The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

        Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

        B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

        C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

        D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed seven hundred fifty (750) shares, subject to periodic adjustments in the event of certain changes in the Company's capitalization.

        E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

        F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

                (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant's behalf during such leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

        G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

VIII. The Company shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

        A. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

        B. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

        C. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

IX.      ACCRUAL LIMITATIONS

        A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Company or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

        B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

X. The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

XI. No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

        A. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

        B. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

XII.     EFFECTIVE DATE AND TERM OF THE PLAN

        A. The Plan was adopted by the Board on January 28, 2002 and shall become effective on the first day of the Initial Offering Period, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Company and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the Initial Offering Period hereunder shall be refunded.

        B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2012, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected under the Plan following such termination.

XIII.    AMENDMENT OF THE PLAN

         The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the Company's stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Company's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

XIV.     GENERAL PROVISIONS

        A. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

        B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

        C. The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that State's conflict-of-laws rules.


                                 SCHEDULE A

                       CORPORATIONS PARTICIPATING IN
                        EMPLOYEE STOCK PURCHASE PLAN
                          AS OF THE EFFECTIVE TIME


                           QuadraMed Corporation



                                  APPENDIX

     The following definitions shall be in effect under the Plan:

        (A) BASE SALARY shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in one or more offering periods under the Plan plus
(ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Company or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

        (B) BOARD shall mean the Company's Board of Directors.

        (C) CODE shall mean the Internal Revenue Code of 1986, as amended.

        (D) COMMON STOCK shall mean the Company's common stock.

        (E) CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Company (as determined in accordance with Code Section
424), whether now existing or subsequently established.

        (F) CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Company is a party:

                (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company.

        (G) COMPANY shall mean QuadraMed Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of QuadraMed Corporation which shall by appropriate action adopt the Plan.

        (H) EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate that becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

        (I) ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

        (J) ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

        (K) FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                (i) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (ii) The Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                (iii) For purposes of the Initial Offering Period, the Fair Market Value shall be deemed to be equal to the closing price per share at which the Common Stock is sold on the first business day of the Initial Offering Period on such date on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock.

        (L) 1933 ACT shall mean the Securities Act of 1933, as amended.

        (M) PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

        (N) PARTICIPATING CORPORATION shall mean the Company and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

        (O) PLAN shall mean the Company's Employee Stock Purchase Plan, as set forth in this document.

        (P) PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

        (Q) PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be the last business day of January.

        (R) PURCHASE INTERVAL shall mean each successive six (6) month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

        (S) SEMI-ANNUAL ENTRY DATE shall mean the first business day in February and August each year on which an Eligible Employee may first enter an offering period.

        (T) STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

        (U) UNDERWRITING AGREEMENT shall mean the agreement between the Company and the underwriter or underwriters managing the initial public offering of the Common Stock.



                           QUADRAMED CORPORATION
                   EMPLOYEE STOCK PURCHASE PLAN ("ESPP")
                           ENROLLMENT/CHANGE FORM


SECTION 1:          ACTION:                  Complete Sections:

                   /  /   New Enrollment        2, 3, 7  and sign attached
                                                        Stock Purchase Agreement

                   /  /   Change Payroll
                            Deductions          2, 4, 7

                   /  /   Terminate Payroll
                            Deductions          2, 5, 7

                   /  /   Leave of Absence      2, 6, 7


SECTION 2: PERSONNEL

Name
     --------------------------------------------------------------------------
         Last             First             MI                Dept. DATA

Home Address
             ------------------------------------------------------------------
                                    Street

             ------------------------------------------------------------------
                City             State             Zip Code
             Social Security #:   /  /  /  /-/  /  /-/  /  /  /


SECTION 3: NEW ENROLLMENT

Effective with the Purchase Interval    Payroll Deduction Amount:
 Beginning:


                                     _____% of base salary*
/  /    February 1, 200_                    (a maximum of 10% of base salary)

/  /    August 1, 200_

/  /    Initial Offering Period--August 1, 2002

SECTION 4: DEDUCTIONS

       Effective with the                 CHANGE
       Pay Period Beginning: ______________________________ PAYROLL
                                    Month, Day and Year

                I authorize the following new level of payroll deductions:
                  ___% of base salary*

                * Must be a multiple of 1% up to a maximum of 10% of base
                  salary/

NOTE: You may reduce your rate of payroll deductions once per purchase interval to become effective as soon as possible following the filing of the change form. You may also increase your rate of payroll deductions to become effective as of the start date of the next purchase interval.

SECTION 5:       DEDUCTIONS

                 Effective with the                 TERMINATE
                 Pay Period Beginning:  _____________________________ PAYROLL
                                              Month, Day and Year

         Your election to terminate your payroll deductions for the balance of the offering period cannot be changed, and you may not rejoin the offering period at a later date. You will not be able to resume participation in the ESPP until a new offering period begins.

         In connection with my voluntary termination of payroll deductions, I elect the following action with respect to my ESPP payroll deductions to date in the current six (6)-month purchase interval:

                   /  /    Purchase shares of QuadraMed at end of the interval
                                            OR
                  /  /     Refund ESPP payroll deductions collected

       NOTE: If your employment terminates for any reason or your eligibility status changes (less than 20 hrs/wk or less than 5 months/yr), you will immediately cease to participate in the ESPP, and your ESPP payroll deductions collected in that purchase interval will automatically be refunded to you.

SECTION 6:        LEAVE OF ABSENCE

         In connection with my unpaid leave of absence, I elect the following action with respect to my ESPP payroll deductions to date in the current purchase interval:


                  /  /  Purchase shares of QuadraMed at end of the interval
                                    OR
                  /  /  Refund ESPP payroll deductions collected

                        NOTE: If you take an unpaid leave of absence, your payroll deductions will immediately cease. Upon your return to active service, your payroll deductions will automatically resume at the rate in effect for you at the time you went on leave.

SECTION 7:        AUTHORIZATION

         I hereby authorize the specific action or actions indicated above.



         -----------------------                     ------------------------
                  Date                                  Signature of Employee



                           QUADRAMED CORPORATION
                          STOCK PURCHASE AGREEMENT

         I hereby elect to participate in the Employee Stock Purchase Plan (the "ESPP") effective with the Entry Date specified below, and I hereby subscribe to purchase shares of Common Stock of QuadraMed Corporation (the "Company") in accordance with the provisions of this Agreement and the ESPP. I hereby authorize payroll deductions from each of my paychecks following my entry into the ESPP in the 1% multiple of my salary (not to exceed a maximum of 10%) specified in my attached Enrollment Form.

         Each offering period is divided into a series of successive purchase intervals. The initial purchase interval is to begin on the first business day of August 2002. Subsequent purchase intervals will each be of six (6) months' duration and will run from the first business day of February to the last business day of July each year and from the first business day of August each year until the last business of January in the following year. My participation will automatically remain in effect from one offering period to the next in accordance with this Agreement and my payroll deduction authorization, unless I withdraw from the ESPP or change the rate of my payroll deduction or unless my employment status changes. I may reduce the rate of my payroll deductions on one occasion per purchase interval, and I may increase my rate of payroll deduction to become effective at the beginning of any subsequent purchase interval within the offering period.

         My payroll deductions will be accumulated for the purchase of shares of the Company's Common Stock on the last business day of each purchase interval within the offering period. The purchase price per share shall be equal to 85% of the lower of (i) the fair market value per share of Common Stock on my entry date into the offering period or (ii) the fair market value per share on the semi-annual purchase date. I will also be subject to ESPP restrictions (i) limiting the maximum number of shares which I may purchase on any one purchase date to 750 shares and (ii) prohibiting me from purchasing more than $25,000 worth of Common Stock for each calendar year my purchase right remains outstanding.

         I may withdraw from the ESPP at any time prior to the last business day of a purchase interval and elect either to have the Company refund all my payroll deductions for that purchase interval or to have those payroll deductions applied to the purchase of shares of the Company's Common Stock at the end of such interval. However, I may not rejoin that particular offering period at any later date. Upon the termination of my employment for any reason, including death or disability, or my loss of eligible employee status, my participation in the ESPP will immediately cease and all my payroll deductions for the purchase interval in which my employment terminates or my loss of eligibility occurs will automatically be refunded.

         If I take an unpaid leave of absence, my payroll deductions will immediately cease, and any payroll deductions for the purchase interval in which my leave begins will, at my election, either be refunded or applied to the purchase of shares of Common Stock at the end of that purchase interval. Upon my return to active service, my payroll deductions will automatically resume at the rate in effect when my leave began.

         A stock certificate for the shares purchased on my behalf at the end of each purchase interval will automatically be deposited into a brokerage account that the Company will open on my behalf. I will notify the Company of any sale or disposition of my ESPP shares, and I will satisfy all applicable income and employment tax withholding requirements at the time of such sale or disposition.

         The Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, with such amendment or termination to become effective immediately following the exercise of outstanding purchase rights at the end of any current purchase interval. Should the Company elect to terminate the ESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement.

         I have received a copy of the official Plan Prospectus summarizing the major features of the ESPP. I have read this Agreement and the Prospectus and hereby agree to be bound by the terms of both this Agreement and the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.



Date: _______, 200__   Signature of Employee


Entry Date: _____________, 200_  Printed Name: __________________________




                   DIRECTIONS TO QUADRAMED ANNUAL MEETING

          Directions to 12110 Sunset Hills Road, Reston, VA 20190
                               (703) 709-2300


                               [MAP OMITTED]



 DIRECTIONS              Directions from Dulles Airport                DISTANCE
-------------------------------------------------------------------------------


 1    Start going towards the AIRPORT EXIT on DULLES AIRPORT ACCESS RD     0.1

 2    Take the VA-267 EAST/12-13-14 ramp towards RESTON PKWY/WIEHLE
      AVE/HUNTER MILL RD                                                  1.3

 3    Take the exit towards FAIRFAX COUNTY PKWY/HERNDON MONROE,
      exit number 11                                                      0.1

 4    Take the VA-7100 NORTH exit towards FAIRFAX COUNTY PKY              0.0

 5    Turn Left onto FAIRFAX COUNTY PKY                                   0.5

 6    Take the exit towards SUNSET HILLS RD EASTBOUND ONLY                0.0

 7    Bear Right onto SUNSET HILLS RD                                     0.4

 8    Make a U-Turn on SUNSET HILLS RD                                    0.0

 9    Arrive at destination



DIRECTIONS     Directions from Washington Reagan National Airport      DISTANCE
-------------------------------------------------------------------------------


 1    Start going towards the AIRPORT EXIT on B C ARRIVALS/BAG CLAIM      0.2

 2    Continue on AIRPORT EXIT                                            0.3

 3    Merge on GEORGE WASHINGTON MEMORIAL PKY NORTH towards
      GW PARKWAY NORTH                                                    1.2

 4    Follow the ramp to RICHMOND (I-66 W)/I-395 SOUTH/US-1 SOUTH         0.6

 5    Take the ROSSLYN (I-66 W)/VA-110 NORTH exit towards
      JEFFERSON DAVIS HWY, exit number 9A                                 0.0

 6    Continue onto JEFFERSON DAVIS HWY                                   2.1

 7    Take the I-66 WEST ramp towards FRONT ROYAL/DULLES AIRPORT          7.6

 8    Follow the ramp to DULLES AIRPORT (I-495 N) towards BALTIMORE      10.9

 9    Take the exit towards RESTON PKWY, exit number 12                   0.0

 10   Bear Right onto RESTON PKY                                          0.1

 11   Turn Left on SUNSET HILLS RD                                        0.5

 12   Arrive at destination

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                           QUADRAMED CORPORATION

                    2002 ANNUAL MEETING OF STOCKHOLDERS
                               April 29, 2002

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           QUADRAMED CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on April 29, 2002 and the Proxy Statement and appoints Lawrence P. English, Mark N. Thomas, and Michael H. Lanza, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of QuadraMed Corporation (QuadraMed) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2002 Annual Meeting of Stockholders to be held on Monday, April 29, 2002 at QuadraMed's offices located at 12110 Sunset Hills Road, Reston, Virginia 20190, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side of this card:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTORS LISTED ON THE REVERSE SIDE AND A VOTE FOR EACH OF THE LISTED PROPOSALS. IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE CLASS I DIRECTORS LISTED ON THE REVERSE SIDE AND EACH OF PROPOSALS 2 AND 3.

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 SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.
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    Please sign exactly as name or names appear hereon, including the title
    "Executor," "Guardian," etc. if the same is indicated. When joint names appear both should sign. If stock is held by a corporation, this proxy should be executed by a proper officer thereof, whose title should be given.
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HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

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|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                             Election of two Class III directors to
         QUADRAMED CORPORATION               serve for a three-year term ending in
                                             the year 2005 or until their successors
                                             are duly elected and qualified.


                                                          (01) Lawrence P. English       For All               For All
                                                          (02) Joseph L. Feshbach        Nominees   Withhold    Except

Mark box at right if an address change or     |_|                                         |_|        |_|         |_|
comment has been noted on the reverse side
of this card.

                                             NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.
CONTROL NUMBER:
RECORD DATE SHARES:                          Approval of QuadraMed's 2002 Employee Stock
                                               Purchase Plan for reservation of 333,450        For     Against     Abstain
                                               shares to be issued and to qualify the Plan     |_|       |_|         |_|
                                               for purposes of Section 423 of the Internal
                                               Revenue Code of 1986, as amended.

                                             Ratification of the appointment of
                                               PricewaterhouseCoopers LLP as QuadraMed's       For     Against     Abstain
                                               independent public accountants for the          |_|       |_|         |_|
                                               fiscal year ending December 31, 2002.


                                             |-----------------------|
Please be sure to sign and date this Proxy.  | Date                  |  In their discretion, the proxies are authorized
-------------------------------------------------------------------- |  to vote upon such other business that properly
                                                                     |  may come before the 2002 Annual Meeting and any
---------------------------------------------------------------------|  adjournments thereof.
   Stockholder sign here               Co-owner sign here


DETACH CARD                                                                                                    DETACH CARD

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